--------------------------------------------------------------------------------
                                                     WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                              PARTNERS VALUE FUND

                                  SEMI-ANNUAL

                                     REPORT

                                 JUNE 30, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 1998, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                    PARTNERS II      S&P 500
------------------------------------------  --------------  -----------
1983 (7 mos.)                                       9.9%          4.2%
1984                                               14.5           6.3
1985                                               40.7          31.7
1986                                               11.1          18.7
1987                                                4.3           5.3
1988                                               14.9          16.5
1989                                               20.3          31.6
1990                                               -6.3          -3.1
1991                                               28.1          30.2
1992                                               15.1           7.6
1993                                               23.0          10.1


                                            PARTNERS VALUE
                                            --------------
1994                                               -9.0           1.3
1995                                               38.7          37.5
1996                                               19.2          22.9
1997                                               40.6          33.4
1998 (6 mos.)                                      23.7          17.7

Cumulative                                      1,160.2       1,021.8

Average Annual Compound Growth
  (Since inception June 1, 1983)                   18.3          17.4

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 1998, was 49.3%, 24.0% and 18.7%, respectively. These returns assume redemption at the end of each period.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                        JUNE 30, 1998 - QUARTERLY REPORT

                                                                    July 4, 1998

Dear Fellow Shareholder:

      The 2nd quarter of 1998 was another good one for the Partners Value Fund. Total return for the quarter was +6.1% (vs. +3.3% for the S&P 500). This brings our first half return to +23.7% (vs. +17.7% for the S&P 500). The table below shows the returns for our fund (after deducting all fees and expenses), the S&P 500, and the average mutual fund in our category (according to Lipper Analytical Services).

                                                         PERIODS ENDING JUNE 30, 1998
                                                     -------------------------------------
                                                       1 YEAR       5 YEARS     10 YEARS
                                                     -----------  -----------  -----------
Partners Value Fund                                        49.3%        24.0%        18.7%

S&P 500 Index                                              30.1%        23.1%        18.5%

Average Growth & Income Mutual Fund                        22.9%        19.0%        15.8%

      For several years, our portfolio has been concentrated in three areas: cable television and entertainment, cellular telecommunications, and financial services. This concentration caused us to under-perform the market in 1994, but generally it has served us well. These groups of stocks have been especially strong in the past 18 months, and within the last 2 WEEKS, two of our largest holdings have received takeover bids. The effect of takeovers in all 3 groups have been direct, since we have owned several targets, and indirect, as speculative buying in POTENTIAL takeover candidates drives up the prices of other portfolio holdings. In short, nearly everything has gone our way in the past several quarters.

      One of our best stocks during this period, Centennial Cellular, offers a good example of the hazards, as well as the rewards, of concentration. Centennial received a bid of $43 1/2 per share last week. At that price, we would receive $11.8 million for stock with a cost basis of $4.0 million after a weighted average holding period of roughly 2 years. HOWEVER, we bought our first stock about 4 years ago at $20 per share and it promptly went down. We rechecked our assumptions repeatedly and bought more shares all the way down, until nearly 3 years later, in April of 1997, we bought stock at $8 3/4. By that time, we owned over 250,000 shares with an unrealized LOSS of about $2 million.

      The doubling of the stock price from June 1994 to June 1998 represents an average gain of about 20% per year, which probably (very) approximately matches the gradual increase in business value over that period. The fact that the stock dropped 56% during the first 2 3/4 years of this period didn't (necessarily) mean that we had lost our collective investment minds, and the gain of 468% during the subsequent 1 1/4 years did not mean we had found the secret of perpetual profits. It was just another typical multi-year period during which investors' emotions determined the stock price in the short run, but economic reality eventually prevailed.

      We hope that our recent experience with mortgage REIT's will prove to be the prelude to a similar story for some future report. Conditions in the industry are currently awful, and the stocks have been very weak this year, especially in the 2nd quarter. Falling interest rates have encouraged borrowers to prepay their mortgages in order to refinance at lower rates, thus causing the REIT's to lose valuable mortgage investments from their portfolios. Also, the "spread" between their cost of funds and the yields on the mortgages in their portfolio is narrower than usual, causing a squeeze on profits.

      Our presumption is that the current conditions are temporary, and that for REIT's which have acted conservatively and protected their balance sheets, the outlook is very good. We have used weakness in Redwood Trust, Novastar Financial, and Hanover Capital Mortgage to add significantly to our positions. In fact, our funds, collectively, are the largest shareholders of each of these three companies. We did not buy our initial positions EXPECTING the stocks to go down, but if we turn out to be right about these stocks, our eventual returns will be greater because we were able to "average down" in the early stages of our investment, as we did with Centennial Cellular.

THE OUTLOOK

      The short-term outlook is unfathomable, as usual. It still seems plausible to me that investors have been "double-counting" the good economic news and that stock prices are high. This is no disaster, but the odds of a correction -- or at least an extended period of sideways movement -- are high.

      What DOES trouble me is that some investors' expectations are becoming unrealistic. Our shareholders are an unusually sensible, intelligent, patient group, but there have been signs that some of our newer investors may have come to our fund for the wrong reasons (e.g. strong recent short-term performance). This prompted me to write an article on the subject for our recently distributed newsletter, which I thought might be worth repeating below:

WHAT'S WRONG WITH THIS PICTURE?

      "Playing" the stock market, especially through mutual funds, seems to be the new national pastime. Newspaper mutual fund tables are starting to resemble the sports pages, with rankings of the top performing funds over the past 5 years, 12 months, 4 WEEKS (!), etc., and lists of fund managers who have "hot hands" at the moment. CNBC business news sounds a lot like ESPN, as breathless reporters chase sound bites from money managers and corporate executives. Magazine articles about funds and fund managers are sometimes educational, but many seem to have been written for the purpose of selling reprints to fund companies to use in marketing.

      Our funds have been the beneficiaries of some of this publicity, and I think it has helped us connect with many serious, intelligent, long-term investors. On the other hand, there are a few new shareholders who trade in and out of the funds on a weekly (or even daily) basis or ask questions that betray their lack of understanding of our long-term approach to investing. It is very important to us that our clients have realistic expectations, so I thought it might be helpful to list some of our working assumptions:

    - Investing is more art than science -- we have confidence in our investment approach, but the timing and pattern of returns is absolutely unpredictable;

    - Periodic general market declines of 15-20% are inevitable, and 50% declines (as in 1973-74) are possible. We believe that our approach lessens the risk of PERMANENT loss of capital, but volatility is a fact of stock investing life;

    - In managing the funds, we try to take advantage of the misperceptions and emotional over-reactions of other investors -- going counter to the crowd. Thus, our portfolio will be different from "the market," and will suffer periods (sometimes extended periods) of under-performance.

      We take your investment seriously, we invest our own money in the same funds so we have a coincidence of interest, and we believe the long-term results will be good. However, if any of these assumptions troubles you, our fund may not be the right investment for you -- in fact, stock investing may not be right for you. Assuming we ARE on the same wavelength, I look forward to many years of helping you get rich slowly.

                                                      Sincerely,

                                                      /s/ Wallace R. Weitz
                                                      Wallace R. Weitz
                                                      President, Portfolio
                                                      Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              COMMON STOCKS -- 84.5%
              AUTO SERVICES -- 0.2%
      30,000  Insurance Auto Auctions, Inc.*                                        $     330,000  $     423,750
                                                                                    -------------  -------------
              BANKING -- 2.0%
      10,000  Wells Fargo & Co.                                                         1,754,758      3,690,000
                                                                                    -------------  -------------
              CABLE TELEVISION -- 16.8%
      64,000  Adelphia Communications Corp. CL A*                                         485,513      2,376,000
     455,000  Century Communications Corp. CL A*                                        2,656,136      8,531,250
     140,000  Comcast Corp. Special CL A                                                1,717,504      5,683,132
     170,000  Tele-Communications, Inc. CL A*                                           2,093,622      6,534,375
     190,000  MediaOne Group, Inc.*                                                     3,356,690      8,348,125
                                                                                    -------------  -------------
                                                                                       10,309,465     31,472,882
                                                                                    -------------  -------------
              CONSUMER PRODUCTS AND SERVICES -- 2.2%
      26,000  American Classic Voyages Co.*                                               251,125        383,500
     100,000  Lab Holdings, Inc.                                                        2,628,185      2,318,750
       6,650  Lady Baltimore Foods, Inc.                                                  212,725        357,438
     100,000  Protection One, Inc.                                                        171,893      1,093,750
                                                                                    -------------  -------------
                                                                                        3,263,928      4,153,438
                                                                                    -------------  -------------
              FEDERAL AGENCIES -- 4.3%
      50,000  Federal Home Loan Mortgage Corp.                                            138,785      2,353,125
      40,000  Federal National Mortgage Association                                       759,888      2,430,000
      67,500  SLM Holding Corp.                                                         1,127,678      3,290,625
                                                                                    -------------  -------------
                                                                                        2,026,351      8,073,750
                                                                                    -------------  -------------
              FINANCIAL SERVICES -- 8.7%
      45,000  American Express, Co.                                                     1,347,134      5,130,000
          60  Berkshire Hathaway, Inc. CL A*                                               78,698      4,698,300
      15,000  Capital One Financial Corp.                                                 316,525      1,862,813
     100,000  Imperial Credit Industries, Inc.*                                         2,144,836      2,350,000
      20,000  PS Group, Inc.                                                              181,200        245,000
      60,000  United Asset Management Corp.                                             1,603,039      1,563,750
      50,000  United Panam Financial Corp.*                                               581,828        512,500
                                                                                    -------------  -------------
                                                                                        6,253,260     16,362,363
                                                                                    -------------  -------------
              INFORMATION AND DATA PROCESSING -- 1.3%
      96,000  BRC Holdings, Inc.*                                                         626,796      1,842,000
     175,000  Intelligent Systems Corp.*                                                  164,183        557,812
                                                                                    -------------  -------------
                                                                                          790,979      2,399,812
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              MEDIA AND ENTERTAINMENT -- 9.1%
      23,000  Daily Journal Corp.*                                                  $     231,501  $     861,063
     190,000  Tele-Communications Liberty Media CL A*                                   2,093,600      7,374,375
     200,000  Tele-Communications TCI-Ventures Grp A*                                   1,630,639      4,012,500
     125,000  Valassis Communications, Inc.*                                            1,968,217      4,820,312
                                                                                    -------------  -------------
                                                                                        5,923,957     17,068,250
                                                                                    -------------  -------------
              MORTGAGE BANKING -- 6.5%
      83,700  Countrywide Credit Industries, Inc.                                       1,276,319      4,247,775
       8,000  Franchise Mortgage Acceptance Co.*                                          141,025        208,500
     128,000  New Century Financial Corp.*                                              1,262,250      1,280,000
     280,000  Resource Bancshares Mtg. Grp., Inc.                                       3,516,277      5,215,000
      56,666  WMF Group, Limited*                                                         518,494      1,303,318
                                                                                    -------------  -------------
                                                                                        6,714,365     12,254,593
                                                                                    -------------  -------------
              REAL ESTATE AND CONSTRUCTION -- 1.5%
      45,000  Catellus Development Corp.*                                                 257,950        795,937
      30,000  Forest City Enterprises, Inc. CL A                                          671,825      1,775,625
      10,000  SLH Corp.*                                                                   31,917        182,500
                                                                                    -------------  -------------
                                                                                          961,692      2,754,062
                                                                                    -------------  -------------
              REAL ESTATE INVESTMENT TRUSTS -- 13.3%
     350,000  Fortress Investment Corp.                                                 7,000,000      7,000,000
     245,500  Hanover Capital Mortgage Holdings, Inc.                                   3,755,004      2,332,250
      24,000  Healthcare Financial Partners Units**                                     2,400,000      2,400,000
     350,300  NovaStar Financial, Inc.                                                  6,025,982      5,736,163
     423,952  Redwood Trust, Inc.                                                       9,690,050      7,445,657
                                                                                    -------------  -------------
                                                                                       28,871,036     24,914,070
                                                                                    -------------  -------------
              TELECOMMUNICATIONS -- 18.6%
     185,000  360 Communications Co.*                                                   3,397,293      5,920,000
      30,000  Airtouch Communications, Inc.*                                              797,086      1,753,125
     271,000  Centennial Cellular Corp. CL A*                                           3,854,686     10,111,687
     211,400  Corecomm, Inc.*                                                           4,205,239      5,549,250
     180,000  Telephone and Data Systems, Inc.                                          7,806,820      7,087,500
     235,000  Vanguard Cellular Systems, Inc. CL A*                                     3,895,946      4,435,625
                                                                                    -------------  -------------
                                                                                       23,957,070     34,857,187
                                                                                    -------------  -------------
              OTHER -- 0.0%
       8,300  ONI International, Inc.*                                                     62,630             83
                                                                                    -------------  -------------
              Total Common Stocks                                                      91,219,491    158,424,240
                                                                                    -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                              COST           VALUE
------------                                                                        -------------  -------------
              WARRANTS -- 1.6%
     399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                 $   1,168,484  $     449,438
     370,000  NovaStar Financial, Inc., Expiring 2/03/01                                2,201,800      2,590,000
                                                                                    -------------  -------------
                                                                                        3,370,284      3,039,438
                                                                                    -------------  -------------

    FACE
   AMOUNT
------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 5.7%
 $ 3,000,000  U.S. Treasury Note 5.50% 3/31/00                                          2,995,492      2,998,125
   2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                   2,000,000      2,036,875
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                     2,502,916      2,605,859
   3,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                                   3,000,000      3,051,276
                                                                                    -------------  -------------
              Total U.S. Government and Agency Securities                              10,498,408     10,692,135
                                                                                    -------------  -------------
              SHORT-TERM SECURITIES -- 7.6%
  11,182,538  Norwest U.S. Government Money Market Fund                                11,182,538     11,182,538
   3,000,000  U.S. Treasury Bill 8/20/98                                                2,979,042      2,979,175
                                                                                    -------------  -------------
                                                                                       14,161,580     14,161,713
                                                                                    -------------  -------------
              Total Investments in Securities                                       $ 119,249,763  $ 186,317,526
                                                                                    -------------  -------------
                                                                                    -------------
              Covered Call Options Written at Market Value -- (0.3%)                                    (601,844)
              Other Assets Less Liabilities -- 0.9%                                                    1,706,439
                                                                                                   -------------
                      Total Net Assets -- 100%                                                     $ 187,422,121
                                                                                                   -------------
                                                                                                   -------------
                      Net Asset Value Per Share                                                    $      16.945
                                                                                                   -------------
                                                                                                   -------------

                                                                                     EXPIRATION
   NO. OF                                                                            DATE/STRIKE
 CONTRACTS                                                                              PRICE          VALUE
------------                                                                        -------------  -------------
              COVERED CALL OPTIONS WRITTEN AT
              MARKET VALUE
          75  Capital One Financial Corp.                                            Sept 1998/80  $    (338,438)
          75  Capital One Financial Corp.                                            Sept 1998/95       (227,344)
         150  Countrywide Credit Industries, Inc.                                    July 1998/50        (29,062)
         140  Valassis Communications, Inc.                                          July 1998/40         (7,000)
                                                                                                   -------------
              Total Written Call Options (premiums received $266,936)                              $    (601,844)
                                                                                                   -------------
                                                                                                   -------------

*Non-income producing
**Each unit consists of five shares of common stock and one stock purchase warrant.

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $119,249,763)                         $186,317,526
    Deposits with brokers for covered call options written                             270,137
    Receivable for securities sold                                                   1,236,790
    Accrued interest and dividends receivable                                          365,278
    Cash                                                                               342,270
    Other                                                                               10,495
                                                                                  ------------
            Total assets                                                           188,542,496
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     166,625
    Payable for securities purchased                                                   326,000
    Covered call options written, at value (proceeds received $266,936)                601,844
    Other expenses                                                                      25,906
                                                                                  ------------
            Total liabilities                                                        1,120,375
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $187,422,121
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Additional paid-in capital (note 4)                                            108,907,236
    Accumulated undistributed net investment income                                    219,821
    Accumulated undistributed net realized gains                                    11,562,209
    Net unrealized appreciation of investments                                      66,732,855
                                                                                  ------------

            Total representing net assets applicable
             to shares outstanding                                                $187,422,121
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding capital stock
 (11,060,737 shares outstanding)                                                  $     16.945
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $   273,328
    Interest                                                                          861,102
                                                                                  -----------
        Total investment income                                                     1,134,430
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                           777,584
    Administrative fee                                                                107,769
    Directors fees                                                                      4,200
    Other expenses                                                                     69,322
                                                                                  -----------
            Total expenses                                                            958,875
                                                                                  -----------

        Net investment income                                                         175,555
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                   11,682,139
    Net unrealized appreciation of investments                                     21,177,339
                                                                                  -----------
            Net realized and unrealized gain on investments                        32,859,478
                                                                                  -----------

            Net increase in net assets resulting from operations                  $33,035,033
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 1998        YEAR ENDED
                                                                                (UNAUDITED)     DECEMBER 31, 1997
                                                                             -----------------  ------------------
Increase in net assets:
    From operations:
        Net investment income                                                 $       175,555    $      1,246,461
        Net realized gain                                                          11,682,139          15,266,989
        Unrealized appreciation                                                    21,177,339          22,301,165
                                                                             -----------------  ------------------
            Net increase in net assets resulting from operations                   33,035,033          38,814,615
                                                                             -----------------  ------------------

    Distributions to shareholders from:
        Net investment income                                                      (1,450,837)                 --
        Net realized gains                                                        (15,020,586)         (4,460,935)
                                                                             -----------------  ------------------
            Total distributions                                                   (16,471,423)         (4,460,935)
                                                                             -----------------  ------------------

    Capital share transactions (note 4):
        Proceeds from sales                                                        33,235,376           7,020,324
        Payments for redemptions                                                   (9,922,195)         (6,051,840)
        Reinvestment of distributions                                              13,808,276           3,568,479
                                                                             -----------------  ------------------
            Total increase from capital share transactions                         37,121,457           4,536,963
                                                                             -----------------  ------------------
            Total increase in net assets                                           53,685,067          38,890,643
                                                                             -----------------  ------------------

Net assets:

    Beginning of period                                                           133,737,054          94,846,411
                                                                             -----------------  ------------------

    End of period                                                             $   187,422,121    $    133,737,054
                                                                             -----------------  ------------------
                                                                             -----------------  ------------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                         SIX MONTHS
                                                                           ENDED
                                                                          JUNE 30,           YEAR ENDED DECEMBER 31,
                                                                            1998        ----------------------------------
                                                                        (UNAUDITED)      1997     1996     1995     1994*
                                                                        ------------    -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD:                                    $   15.453     $11.524  $10.384  $ 8.275  $10.000
                                                                        ------------    -------  -------  -------  -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                       0.044       0.134    0.057    0.084    0.057
  Net gains or losses on securities (realized and unrealized)                 3.285       4.326    1.933    3.108   (0.964)
                                                                        ------------    -------  -------  -------  -------
  Total from investment operations                                            3.329       4.460    1.990    3.192   (0.907)
                                                                        ------------    -------  -------  -------  -------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                       (0.168)         --   (0.061)  (0.237)      --
  Distributions from realized gains                                          (1.669)     (0.531)  (0.789)  (0.846)  (0.818)
                                                                        ------------    -------  -------  -------  -------
  Total distributions                                                        (1.837)     (0.531)  (0.850)  (1.083)  (0.818)
                                                                        ------------    -------  -------  -------  -------

NET ASSET VALUE, END OF PERIOD                                           $   16.945     $15.453  $11.524  $10.384  $ 8.275
                                                                        ------------    -------  -------  -------  -------
                                                                        ------------    -------  -------  -------  -------

TOTAL RETURN                                                                  23.7%       40.6%    19.2%    38.7%    -9.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)                                            187,422     133,737   94,846   73,781   51,287

Ratio of expenses to average net assets                                       1.23%**     1.24%    1.23%    1.27%    1.29%

Ratio of net investment income to average net assets                          0.23%**     1.11%    0.51%    0.82%    0.67%

Portfolio turnover rate                                                         23%         30%      37%      51%      33%

* Fund commenced public offering of shares on January 1, 1994.
** Annualized

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a)VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b)FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    (c)SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (d)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    (e)SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended June 30, 1998.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended June 30, 1998, the fee was calculated at an average annual rate of .14% of the Fund's average daily net assets.

    The Distributor received no compensation for distribution of the Fund's shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                                            YEAR ENDED
                                                                        SIX MONTHS ENDED   DECEMBER 31,
                                                                          JUNE 30, 1998        1997
                                                                        -----------------  -------------
Transactions in shares:
  Shares issued.......................................................       2,082,079          575,844
  Shares redeemed.....................................................        (616,568)        (478,830)
  Reinvested dividends................................................         940,685          326,905
                                                                        -----------------  -------------
    Net increase......................................................       2,406,196          423,919
                                                                        -----------------  -------------
                                                                        -----------------  -------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $51,477,602 and $32,311,705, respectively. The cost of investments for Federal income tax purposes is $119,371,531. At June 30, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $73,636,746 and $7,025,659, respectively.

    Transactions relating to covered call options during the six months ended June 30, 1998, are summarized as follows:

                                                                                   NUMBER OF
                                                                                    OPTIONS      PREMIUM
                                                                                  -----------  -----------
Options written, beginning of period............................................          --           --
Options written, during the period..............................................      44,000      266,936
Options exercised, during the period............................................          --           --
                                                                                  -----------  -----------
Options outstanding, end of period..............................................      44,000      266,936
                                                                                  -----------  -----------
                                                                                  -----------  -----------